SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of April 23, 2009 (this “Agreement”), is granted by ACSIA LONG TERM CARE, INC., a Delaware corporation (the “Grantor”), to PENN TREATY AMERICAN CORPORATION, a Pennsylvania corporation (together with its successors and assigns, the “Secured Party”).

Preliminary Statements

On the date hereof, the LTC Global, Inc., a Nevada corporation (the “Debtor”), has issued a $5,000,000 Limited Recourse Secured Promissory Note (as amended, supplemented or modified from time to time, the “Promissory Note”) to the Secured Party.  To induce the Secured Party to accept the Promissory Note and to make the loans and/or financial accommodations to the Debtor contemplated thereunder, the Grantor, a wholly-owned subsidiary of the Debtor, is entering into this Agreement with the Secured Party.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Grant of Security Interest.

1.1           The Grantor hereby grants to the Secured Party a security interest in the personal property listed on Schedule A hereto and all proceeds thereof (the “Collateral”) as security for the prompt and complete payment when due of all Obligations (as defined in the Promissory Note).

1.2           The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any financing statements and amendments thereto that contain any information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Grantor agrees to furnish any such information to the Secured Party promptly upon request.  The Grantor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

1.3           At any time and from time to time, upon the written request of the Secured Party and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including filing any financing or continuation statements under the UCC with respect to the liens granted hereunder as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

2.           Enforcement of Security Interest.  Upon the occurrence of an “Event of Default” as set forth in the Promissory Note, the Secured Party shall have all of the rights and remedies of a secured party against a defaulting debtor provided in the Delaware Uniform Commercial Code for the enforcement of the Secured Party’s security interest in the Collateral.

3.           Representations and Warranties.

3.1.           Except as permitted under the Termination and Limited Release Agreement, dated as of the date hereof, between the Secured Party and the Debtor (the “Termination Agreement”), Grantor owns the collateral free and clear of any and all liens, encumbrances or claims of others, other than any liens imposed by law or otherwise arising in the ordinary course of business of the Grantor with respect to amounts not yet past due or, if past due, that are being contested in good faith.  Except as permitted under the Termination Agreement, no security agreement, financing statement or other public notice with respect to any part of the Collateral is on file or recorded in any public office except such as may have been filed in favor of the Secured Party or permitted under the Termination Agreement.

3.2           Upon release of any lien on the Collateral as required under the Termination Agreement, the liens granted hereby constitute first priority liens on the Collateral in favor of the Secured Party, except as permitted under the Termination Agreement,.

4.           Actions and Proceedings.  THE GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR SHALL OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY.  THE GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  THE GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GRANTOR AT THE ADDRESS FOR NOTICE SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

5.           Waiver of Jury Trial.  THE PARTIES HERETO HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE SECURED PARTY AND THE GRANTOR ARISING OUT

OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

6.           Address for Notices.  All notices, requests and demands to or upon the Secured Party or the Grantor shall be effective if made in writing and shall be deemed to be delivered (A) upon receipt (i) if delivered by hand or by Federal Express or other national overnight courier, or (ii) if sent by telegraph, or (B) when sent, answer back received, in the case of notice by telex or facsimile, or (C) five (5) days after deposited in the mail, air postage prepaid, to the following address or to such other address of the Secured Party or the Grantor as may be hereafter notified by the Secured Party or the Grantor to the other:

if to the Grantor:

ACSIA Long Term Care, Inc.
Medford, OR 9750133 North Central Avenue, Suite 317
Attn:
Facsimile:

if to the Secured Party:

Penn Treaty American Corporation
2500 Legacy Drive, Suite 130
Frisco, TX 75034
Attn: Eugene Woznicki
Facsimile:

7.           Expenses. The Grantor shall pay all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by the Secured Party in enforcing or protecting the liens granted hereby or any of its rights or remedies under this Agreement, all of which shall be payable on demand and constitute Obligations.

8.           Delaware Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

9.           Defined Terms. Terms used herein (including any Schedules hereto) and otherwise not herein defined shall have the meanings assigned to such terms in the Uniform Commercial Code, as adopted in the State of Delaware and in effect on the date hereof.

IN WITNESS WHEREOF, the Grantor has executed this Agreement as of the date and year first above written.

ACSIA LONG TERM CARE, INC.

By:	/s/ Richard Pitbladdo
Name:	Richard Pitbladdo
Its:	Vice President

ACCEPTED:

PENN TREATY AMERICAN CORPORATION

By: /s/ Eugene Woznicki
Name: Eugene Woznicki
Title: CEO and Chairman

SCHEDULE A
to
Security Agreement
granted by
ACSIA Long Term Care, Inc., as “Grantor”
in favor of
Penn Treaty American Corporation,
as the “Secured Party”

Description of Collateral

All right, title and interest of the Grantor in, to and under any and all commissions payable to Grantor from Penn Treaty Network America Insurance Company and American Network Insurance Company in connection with the solicitation, sale, production or servicing of long term care insurance policies in force on or prior to the date of the Promissory Note, other than (i) commissions attributable to insurance policies produced by United Insurance Group Agency, Inc. or by Specialty Planners, Inc. (f/k/a Associated California State Insurance Agencies, Inc.), and (ii) commissions acquired by Grantor or its affiliates by way of purchase or business combination after the date of the Promissory Note.